Accord and Satisfaction Agreement

The following agreement (hereinafter, “this Agreement”) is entered into on March 30, 2012 by and among Huang Liyi, having his resident address at Flat 6, 2/F., Bik Lai House, Yau Lai Estate, Yau Tong Road, Yau Tong, Kowloon, Hong Kong (hereinafter, “Party A”), SJ Asia Pacific Limited, a company incorporated under the laws of the British Virgin Islands (hereinafter, the “BVI Law”), having its registered address at P.O. Box 146, Road Town, Tortola, British Virgin Islands (hereinafter, “Party B”), and Zhang Zipeng, having his address at 30-50-602, Xueyuan Road, Haidian District, Beijing, People’s Republic of China (hereinafter, “Party C”), in connection with the disposal of the JPY 2,120,000,000 deposit made by Party B to Party C, by which the Parties hereto agree to repay Party B in the form of accord and satisfaction with all of the 10,000 issued shares that are owned by Party A in Rapid Capital Holdings Limited, a company incorporated under the BVI Law, having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter, “Party D”).

Section 1        Acknowledgement of the Deposit

Party A, Party B and Party C acknowledge to each other that Party B has the right to claim restitution of the JPY 2,120,000,000 deposit (hereinafter, the “Deposit”) from Party C.

Section 2        Accord and Satisfaction

2.1     Party A and Party B both agree that, as a part of Party C’s performance of its obligation to repay the Deposit, Party A will, in lieu of the repayment of JPY 539,255,277 of the Deposit, transfer all of the 10,000 issued shares that it holds in Party D (hereinafter, the “Shares”) to Party B, and Party B will accept the transfer of the Shares (hereinafter, the “Share Transfer”).

2.2     The taxes to be paid for the Share Transfer shall be jointly borne by Party A and Party C.

Section 3        Effectuation of the Share Transfer

3.1     The transfer of the Shares shall be effected in Tokyo, Japan on May 9, 2012 (hereinafter, the “Transfer Date”) (hereinafter, the “Transfer”).

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3.2     Party A shall transfer the Shares to Party B on the Transfer Date. With respect thereto, Party A shall apply on the Transfer Date for the change and registration formalities to change the Shares that are under Party A’s name to be under Party B’s name. Party A and Party C shall necessarily assist with the relevant formalities for the said change and the formalities that Party B shall go through in the U.S. (including but not limited to filing the Form 4 and Schedule 13 with the SEC).

3.3     Immediately after the application for the said change, Party A shall deliver the documents evidencing that the application has been filed for the formalities for change of the Shares under Party A’s name to be under Party B’s name.

3.4     The completion of the series of formalities set forth in this Section shall be deemed the completion of the Share Transfer.

Section 4        Conditions Precedent

4.1     The performance by Party A and Party C of their obligations hereunder shall be subject to meeting the following conditions on the Transfer Date:

(1)     Party B’s representations and warranties under Section 5 shall be true and accurate as of the date hereof and the Transfer Date; and

(2)     All of the necessary procedures required by the laws and regulations regarding the Share Transfer and the internal rules of Party B shall have been completed.

4.2     The performance by Party B of its obligations hereunder shall be subject to meeting the following conditions:

(1)     Party A and Party C’s representations and warranties under Section 6 shall be true and accurate as of the date hereof and the Transfer Date;

(2)     Party A solely holds all of the 10,000 issued shares in Party D in a lawful and valid manner.

(3)     Within the term commencing from the date hereof and ending on the Transfer Date, there shall exist no causes having material adverse impact on the value of the Shares;

(4)     All of the necessary procedures required by the laws and regulations regarding the Share Transfer and the internal rules of Party A or Party C shall have been completed.

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(5)     The governmental acknowledgement, consent or filings and registrations required by the Share Transfer shall have all been completed; and

(6)     All of the necessary procedures required by the laws and regulations regarding the Share Transfer relevant to Party D and the internal rules of Party D shall have been completed.

Section 5        Party B’s Representations and Warranties

Party B hereby represents and warrants to Party A that the following matters are true and accurate as of the date hereof and the Transfer Date:

(1)     Party B is a legal person lawfully and duly incorporated and validly existed under the BVI Law, and has the authority and capacity to execute this Agreement and perform the obligations hereunder;

(2)     Party B’s execution and performance hereof are in compliance with laws, statutes, circulars, rules, orders, ordinances, guidance and other regulations (hereinafter, “Laws and Regulations”)

(3)     Party B’s execution and performance hereof are subject to all necessary permits, acknowledgements and consents of, and filings and registrations with, administrative authorities and other legal procedures, and Party B’s execution and performance hereof are not in violation of any administrative sanctions of administrative authorities;

(4)     Party B’s execution and performance hereof are not in violation of the rulings, decisions, orders, judicial settlements and other judgments of courts, arbitrators, arbitration organization or other judicial organizations and self-regulatory organizations;

(5)     Party B has not entered into any contract with any third party by which Party B’s performance of its obligations hereunder would be impaired; and

(6)     There are no circumstances with respect to Party B’s businesses, assets, business conducts and financial positions that have adverse impact on the performance of the obligations hereunder.

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Section 6        Party A and Party C’s Representations and Warranties

Party A and Party C hereby represent and warrant to Party B that the following matters are true and accurate as of the date hereof and the Transfer Date:

(1)     Party A is a natural person domiciled in Hong Kong, and Party C is a natural person domiciled in the People’s Republic of China, and have the authority and capacity to execute this Agreement and perform the obligations hereunder;

(2)     Party A and Party C’s execution and performance hereof are in compliance with Laws and Regulations and subject to all necessary procedures in connection therewith;

(3)     Party A and Party C’s execution and performance hereof are subject to all necessary permits, acknowledgements and consents of, and filings and registrations with, administrative authorities and other legal procedures, and Party A and Party C shall cause Party D to fulfill all necessary permits, acknowledgements and consents of, and filings and registrations with, administrative authorities and other legal procedures, and the execution and performance hereof by Party A and Party C are not in violation of any administrative sanctions of administrative authorities;

(4)     Party A and Party C’s execution and performance hereof are not in violation of the rulings, decisions, orders, judicial settlements and other judgments of courts, arbitrators, arbitration organization or other judicial organizations and self-regulatory organizations;

(5)     Party B has not entered into any contract with any third party by which Party A’s performance of its obligations hereunder would be impaired (such as, but not limited to, the possibility for Party D’s other shareholders or creditors to claim damages from Party D with respect to their execution and performance of this Agreement, which primarily refers to an agreement like this);

(6)     Party A lawfully and validly holds all of the 10,000 shares in Party D as of the date hereof, and is the sole and actual shareholder recorded in the share register with respect to such 10,000 shares that are free of any pledge, lien, guarantee for transfer and other real rights for security or other restrictions;

(7)     Party D is a company incorporated and validly existed under the BVI Law, and has the authority and capacity necessarily required for conducting the existing businesses;

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(8)     Party D is in compliance with relevant laws and regulations while conducting its existing businesses;

(9)     Party D lawfully and validly holds 1,367,724 issued common shares in LianDi Clean Technology Inc., a company registered and incorporated under the laws of Nevada, U.S., having its registered address at 1111 Hughes Court Wylie, TX 75098 USA (hereinafter, the “LNDT Shares”), and is the sole and actual shareholder recorded in the share register with respect to all of the shares which are free of any pledge, lien, guarantee for transfer and other real rights for security or other restrictions, and the LNDT Shares may be transferred from Party D to Party B at any time elected by Party B;

(10)     Party D holds no other assets exceeding HK$ 10,000 than the LNDT Shares (including but not limited to off-book assets), nor does it hold any debts exceeding HK$ 10,000 (including but not limited to off-book liabilities);

(11)     Party D has paid all the due and payable taxes;

(12)     The stock certificates for the Shares delivered by Party A to Party B at the Share Transfer are valid and true stock certificates of Party D; and

(13)     Party A and Party C shall provide advice and assistance as to all the formalities to be completed in the U. S. by Party B with respect to the performance hereof (including but not limited to those for filing the Form 4 and Schedule 13 with the SEC).

Section 7        Damages, Etc.

7.1     Within five (5) years of the Transfer Date, if any violation hereof or of the representations and warranties set forth in Section 5 or 6 by Party A, Party B or Party C has resulted in any damages, losses or relevant costs and expenses (including lawyer’s fees, etc.) (hereinafter, “Damages”) incurred by the other Party(ies) (which, for the purposes of this Section, refer(s) to Party B, with respect to Party A and Party C, or Party A and Party C, with respect to Party B), such violating Party(ies) shall promptly compensate the other Party(ies) for the relevant losses.

7.2     With respect to the preceding Paragraph, any Damages suffered by Party D due to violations hereof or of the representations and warranties set forth in Section 5 or 6 by Party A and Party C shall be deemed Party B’s Damages.

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7.3     If Party A, Party B and Party C violate any obligations due to be performed hereunder, the other Party may request the performance thereof; if Party A, Party B and Party C have any act prohibited hereunder, the other Party may request an order to cease or suspend such act. In addition, the requests set forth in this Paragraph may be exercised in conjunction with the requests set forth in Paragraph 1.

Section 8        Termination Due to Breach

8.1     Party A, Party B and Party C may terminate this Agreement by issuing a written notice to the other Party upon occurrence of any of the following circumstances on the part of the other Party prior to the completion of the Share Transfer:

(1)     Under a seizure or preservation of its property or order of cessation of any relevant act;

(2)     Commencement of any dissolution, bankruptcy, civil rehabilitation, corporate rehabilitation or special liquidation (or similar) proceedings as decided, or initiation of a motion for any such relevant proceedings;

(3)     Being punished due to delinquency in payment of due taxes;

(4)     Serious or obvious worsening of the property credit status, or being determined as having a tendency of seriously or obviously worsening;

(5)     Any false records are found to be contained in Party B’s publicly disclosed financial statements due to its willfulness or gross negligence;

(6)     Being imposed by any regulatory authority with a punishment of cancelling or suspending business;

(7)     Dissolution, merger, division or transfer of businesses without any prior consultation; or

(8)     Any material changes in the control of the company, such as changes of major shareholders.

8.2     If any of the following circumstances occurs on the part of the other Party prior to the completion of the Share Transfer, Party A, Party B and Party C may terminate this Agreement by issuing a written notice to the breaching Party upon failure of the breach Party to the correct the breach within 30 days of the written notice issued to that Party to urge such correction:

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(1)     Breach of any obligations hereunder; or

(2)     Occurrence of any event of violation of any representations and warranties.

8.3     If Party A and Party B fail to make the Share Transfer by May 1, 2012, the two Parties may, on the basis of the agreement reached through consultation, terminate this Agreement upon written confirmation; provided, however, that any breach of obligations or violation of representations and warranties by the terminating Party shall not be subject to this provision.

Section 9        Termination Due to Force Majeure

If Party A, Part B and Party C objectively determined that it is difficult to perform this Agreement due to any major changes of economic situation, natural disasters or other unavoidable or unforeseeable reasons, Party A, Party B, Party C and Party D may, on the basis of the agreement reached through consultation, terminate this Agreement without incurring any liability.

Section 10       Confidentiality

10.1     Whether before or after the execution hereof, with respect to the contents and the existence of this Agreement, the process of negotiation pertaining to this Agreement (including the due diligence) and other information of the relevant parties as obtained at the time of execution hereof, Party A, Party B and Party C shall, within two years of the execution hereof, keep the same in strict confidence, and shall not disclose the same to any third party or use such information for purposes other than those of this Agreement.

However, the disclosure to the officers and employees, lawyers, certified public accountants, tax accountants, financial advisors or other professionals of the Parties hereto, who assume the same or stricter obligation of confidentiality, or those obligated to disclose under the U.S. federal law, laws of the State of Nevada, laws of Japan or rules of the U.S. or Japanese securities exchanges, shall not be subject to this provision, to the extent that each of Party A and Party B shall notify each other before any such disclosure and give the other Party reasonable time to make the disclosure in an appropriate manner.

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10.2     Notwithstanding the foregoing, Party A, Party B and Party C shall have no obligation of confidentiality with respect to any information that:

(1)     is already known by the receiving Party or becomes public at the time of receiving such information disclosed by or obtained from the other Party;

(2)     becomes public due to reasons not attributable to the willfulness or fault of the receiving Party at the time of receiving such information disclosed by or obtained from the other Party;

(3)     is otherwise obtained from the legitimate owners, without being subject to the obligation of confidentiality; or

(4)     is independently developed, without regarding the confidential information disclosed by the other Party.

Section 11       Disclosure

With respect to the public disclosure of the Share Transfer, the contents, time and form of disclosure shall be based on the mutual consent of Party A, Party B and Party C through consultation. However, those obligated to disclose under the U.S. federal law, laws of the State of Nevada, laws of Japan or rules of the U.S. or Japanese securities exchanges, shall not be subject to this provision, to the extent that each of Party A, Party B and Party C shall notify each other before any such disclosure and give the other Party reasonable time to consider the relevant disclosure matters.

Section 12       Prohibited Transfer

Without the prior written consent from the other Party, Party A, Party B and Party C shall not transfer to any third party, create security on or otherwise dispose of the status of this Agreement of the rights and obligations incurred hereunder, nor shall they cause any third party to accept the transfer. In addition, this Section is not intended to prohibit Party B’s transfer, creation of security, or otherwise disposal, after the Transfer Date, of the Shares that it has obtained.

Section 13       Bearing of Taxes and Fees

13.1     Except for the provisions of Section 2.2 hereof, Party A, Party B and Party C shall respectively bear their various taxes and fees incurred in connection herewith. Any stamp duties due and payable in connection with the performance hereof shall be equally shared between Party A and Party B with respect to the Share Transfer.

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13.2     Unless otherwise provided for herein, Party A, Party B and Party C shall respectively bear their costs and expenses incurred from the negotiation of this Agreement (including the due diligence), conclusion of this Agreement, signatures and seals and performance of obligations (including any remunerations and fees paid to lawyers, certified public accountants and other third parties), provided, however, that any costs and expenses incurred from claim of damages due to reasons such as breaches by the other Party.

Section 14       Notice

Unless otherwise provided for herein or otherwise agreed upon in writing by Party A, Party B and Party C, all communications such as notices hereunder and provision of information shall be made in writing to the following recipients by way of facsimile transmission, email, hand delivery or mail, subject to any change by Party A, Party B and Party C of their contact information or recipients after having notified the other Party pursuant to this Section:

Party A:
	Address:	Flat 6, 2/F., Bik Lai House, Yau Lai Estate, Yau Tong Road, Yau Tong, Kowloon, Hong Kong
Fax:
Email
	To:	Huang Liyi

Party B:
	Address:	SJI, Ltd., 4-12-8, Higashi-Shinagawa, Shinagawa-ku, Tokyo, Japan
	Fax:	+81-3-3472-6295
	Email:	tano-daichi@sji-inc.jp
	To:	Daichi Tano

Party C:
	Address:	30-50-602, Xueyuan Road, Haidian District, Beijing, People’s Republic of China
Fax:
	Email:	zzp1970@gimail.com
	To:	Zhang Zipeng

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Section 15       Entire Agreement

This Agreement is the entire agreement entered into by and among Party A, Party B, Party C and Party D in connection with the Share Transfer. Any contract, consent, covenant or agreement (whether oral or written) entered into prior to the Share Transfer that is contrary hereto shall be invalid.

Section 16       Modifications and Amendments

This Agreement shall not be modified or amended without the prior written consent of Party A, Party B and Party C.

Section 17      Governing Law and Language

17.1     This Agreement and all rights and obligations relating hereto shall be governed by and interpreted in accordance with the laws of Japan.

17.2     This Agreement is made and executed in Japanese and Chinese. In the case of any discrepancy or conflict between the Japanese and Chinese language versions, the Japanese version shall prevail.

Section 18       Arbitration

Any dispute arising from or in connection with this Agreement among Party A, Party B and Party C shall be finally resolved through arbitration, pursuant to the commercial arbitration rules of Japan Commercial Arbitration Association for general corporations, at the Tokyo Office thereof in Tokyo, Japan, by one arbitrator. The arbitration language shall be Japanese.

(REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK)

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IN WITNESS WHEREOF, this Agreement, which is made in four originals, has been executed by the duly authorized representatives of Party A, Party B and Party C.

March 30, 2012

                /s/ Huang Liyi

Party A: Huang Liyi

Party B: SJ Asia Pacific Limited

     /s/ Li Jian

Representative: Li Jian

                /s/ Zhang Zipeng

Party C: Zhang Zipeng

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